ICO, Inc.

Capstone Investments

Third Annual Small-Cap Investor Conference

July 29, 2009

Brad Leuschner

Forward Looking Statements / Non-GAAP Measures

Certain matters discussed in this presentation are "forward-looking statements," involving certain risks, uncertainties, and assumptions, intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. The Company's statements regarding trends in the marketplace, potential future results, and any proposed transaction and its timing and effects are examples of such forward-looking statements. The following is a non-exclusive list of risks and uncertainties, and circumstances that present risks, that could cause the forward-looking statements to become untrue or otherwise affect the outcome thereof: restrictions imposed by the Company's outstanding indebtedness; changes in the cost and availability of resins (polymers) and other raw materials; changes in demand for the Company's services and products; business cycles and other industry conditions; general economic conditions; international risks; operational risks; currency translation risks; the Company's lack of asset diversification; the Company's ability to manage global inventory, develop technology and proprietary know-how, and attract and retain key personnel; failure of closing conditions in any transaction to be satisfied; integration of acquired businesses; as well as other factors detailed in the Company's form 10-K for the fiscal year ended September 30, 2008 and its other filings with the Securities and Exchange Commission.
Should one or more of such risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Any forward-looking statements are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update any such forward-looking statements to reflect subsequent events or circumstances.

This presentation includes reference to certain Non–GAAP financial measures. A reconciliation of these measures is included in Appendix A of this presentation. Management's opinion regarding the usefulness of such measures is included in the Company's press release issued on May 8, 2009, which is available on the Company's website and is attached to the Company's Form 8-K filed with the Securities and Exchange Commission on May 8, 2009.

About the Company

ICO is a global provider of polymer compounding, size reduction and specialty services. ICO produces custom polymer powders for rotational molding and other polymer segments, including textiles, metal coatings and masterbatch. ICO remains an industry leader in size reduction, compounding and other tolling services for plastic and non-plastic materials.

ICO's Bayshore Industrial division produces specialty compounds, concentrates, and additives primarily for the plastic film industry.

ICO plants and offices are strategically located around the world to place our products, sales force, and technical expertise within easy reach of our customers.



ICO at a Glance

- 800 Employees
- 20 Plants/Warehouses
- Organized into 5 regions: Bayshore Industrial, ICO Polymers North America, ICO Europe, ICO Asia Pacific, ICO Brazil
- 66% of revenues derived internationally

Revenues for the six months ended March 31, 2009



By Region
ICO Polymers North America 11%
ICO Brazil 4%
ICO Europe 45%
ICO Asia Pacific 17%
Bayshore Industrial 23%



By Geography
U.S. 34%
International 66%

ICO™

ICO's "Fit" in the Value Chain



ASSETS UTILIZED
Drilling rigs, production equipment, etc.
Refinery Processes
Monomer Production
Polymerization Reactors
Post Reactor Processing
Additives
Compounding / grinding
Injection molding, blow molding, rotational molding
Oil & Gas Exploration and Production
Ethane, Propane, Naphtha
Ethylene, Propylene, Styrene, Vinyl Chloride
Polymer Producers: PE, PP, PS, PVC
Processors: ICO Polymers/ Bayshore Industrial
End Product Converters: tank producers, film manufacturers, toy makers, molders

Products & Services

Compounds, including Concentrates Produced by Bayshore Industrial

- Products primarily for the plastic film (packaging) industry
- Products produced include:
  - Masterbatches/Concentrates
  - Specialty compounds
- Markets served:
  - North America
  - Malaysia
  - Select export markets
- Sample applications of our product:
  - Shopping bags
  - Food packaging
  - Industrial Film
  - Electronic packaging

Custom Powders for Rotational molding

- Proprietary **ICORENE®** and **COTENE®** product lines sold across the globe
- Business built on value-adds, such as:
  - Grades tailored to client, driven by application
  - R&D and technical sales support worldwide
  - Partnering with key customers
- Sample applications of our product
  - Water tanks
  - Toys
  - Playground equipment
  - Bins
  - Agricultural Products
  - Kayaks
  - Road "Furniture"

Other Polymer Powder Markets

- Proprietary **ICOTEX™** and **ICOFLO™** lines - for textiles (applications: carpet backing, clothing) and carrier powders for color and additive masterbatch customers
- Regional expertise in other areas such as the oilfield service and metal coating industries

Custom Powders for Rotational molding













We do not manufacture the above items. The above items are an example of applications that are manufactured which contain our product.

Compounds, including Concentrates Produced by Bayshore Industrial











We do not manufacture the above items. The above items are an example of applications that are manufactured which contain our product.

Products & Services

Size Reduction Services

- **Ambient Grinding** - high-volume, typically moderate value-add service
- **Cryogenic Grinding** - greater value-add and requiring more technical expertise to serve the market for heat sensitive materials
- **Jet Milling** - greater value-add and requiring more technical expertise for ultrafine particle size
- Other related services:
  - Compounding
  - Blending
  - Packaging
  - Warehousing

- Wide range of tolling opportunities globally, including:
  - Rotomolding
  - Oilfield services
  - Textiles
  - Metal coatings
  - Agricultural
  - Paints
  - Wood composites
  - Soaps/cosmetics

ICO

Size Reduction Services











We do not manufacture the above items. The above items are an example of applications that are manufactured which contain our product.

Global Platform ICO Europe

Montereau, FR



Soreco, FR



Beaucaire, FR




Iceland
Atlantic Ocean
Norway
Sweden
Finland
North Sea
Ireland
Russia
Black Sea
Caspian Sea
Mediterranean Sea

Gainsborough, UK



's-Gravendeel, NL



Verolanuova, IT



Global Platform
ICO Polymers North America


Canada
Washington
Oregon
Montana
North Dakota
South Dakota
Minnesota
Idaho
Wyoming
Nebraska
Iowa
Nevada
Utah
Colorado
USA
Kansas
Missouri
Illinois
Indiana
Wisconsin
Michigan
Kentucky
Oklahoma
Arkansas
Arizona
New Mexico
Texas
Louisiana
Mississippi
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
Maryland
Delaware
New Jersey
New York
Vermont
Maine
New Hampshire
Massachusetts
Rhode Island
Connecticut
Mexico
Pacific Ocean
Gulf of Mexico
Atlantic Ocean
Bahamas
Cuba

Fontana, CA



China, TX



Allentown, PA



East Chicago, IN



Grand Junction, TN



Global Platform
Bayshore Industrial

Bayshore MB
Compounding - LaPorte, TX




Canada
Washington
Oregon
Idaho
Wyoming
Nevada
California
Colorado
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
USA
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Mississippi
Wisconsin
Michigan
Illinois
Indiana
Ohio
Kentucky
Tennessee
Alabama
Georgia
Florida
Maine
Vermont
New Hampshire
Massachusetts
Rhode Island
Connecticut
New York
New Jersey
Pennsylvania
Delaware
Maryland
W Virginia
Virginia
North Carolina
South Carolina
Atlantic Ocean
Mexico
Pacific Ocean
Gulf of Mexico
Bahamas
Cuba

Global Platform ICO Asia Pacific

ICO Malaysia



ICO Australia Brisbane





ICO Australia Melbourne



ICO New Zealand



Global Platform ICO Brazil

Belo Horizonte




Caribbean Sea
Panama
Trinidad and Tobago
Venezuela
Guyana
Surinam
French Guiana
Colombia
Ecuador
Peru
Brazil
Bolivia
Paraguay
Pacific Ocean
Chile
Uruguay
Argentina
Atlantic Ocean
Falkland Islands (UK)
South Georgia (UK)
Cape Horn

Bahia



Americana



Operating Income
3 Year Historical Average

	Fiscal Year 2008	Fiscal Year 2007	Fiscal Year 2006	3 Year Average
		(In $ Millions)		
ICO Europe	$ 13.2	$ 9.0	$ 6.0	$ 9.4
Bayshore Industrial	10.2	15.4	14.8	13.5
ICO Asia Pacific	1.8	5.9	2.4	3.4
ICO Polymers North America	5.6	6.0	5.0	5.6
ICO Brazil	1.0	0.3	(0.5)	0.3
Unallocated General Corporate Expenses	(6.2)	(6.8)	(6.5)	(6.5)
Total	$ 25.7	$ 29.8	$ 21.3	$ 25.6

Historical Financial Performance



Revenues
($ in millions)
$257.5
$296.6
$324.3
$417.9
$446.7
$149.5
04
05
06
07
08
09*



Operating income, as adjusted
($ in millions)
$5.2
$8.2
$21.3
$29.8
$25.7
$0.7
04
05
06
07
08
09*

*Six months ended March 31, 2009.

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Operating Margin Breakdown


22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
15%
12%
0%
16%
9%
6%
18%
9%
7%
20%
11%
7%
18%
12%
3%
FY 2009*
FY 2008
FY 2007
FY 2006
FY2005
Gross Margin
SG&A
Operating Margin

*Six months ended March 31, 2009.

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Three and Six Months Ended March 31, 2009 Financial Performance

Second Quarter 2009 Financial Highlights:

- Cash flow of $13.4 million from operating activities less capital expenditures
- Fourth consecutive quarter of generating positive cash flow
- Net debt decreased $26.2 million or 59% from September 30, 2008 to $18.1 million
- Net income, as adjusted of $432,000,or $.02 per share

$ in millions, except per share data	Q2 2009	Q2 2008	Q1 2009	Six months ended March 31, 2009	Six months ended March 31, 2008
Revenues	**$ 70.1**	**$ 112.1**	**$ 79.4**	**$ 149.5**	**$ 223.0**
Gross Profit	11.9	19.3	10.1	22.0	38.4
Gross Margin	**16.9%**	**17.2%**	**12.7%**	**14.7%**	**17.2%**
Operating Income (Loss), as adjusted	1.1	8.6	(0.4)	0.7	15.1
Net Income (Loss), as adjusted	**0.4**	**5.0**	**(1.1)**	**(0.6)**	**8.5**
Diluted EPS, as adjusted	$ 0.02	$ 0.18	$ (0.04)	$ (0.02)	$ 0.30
Volumes (Metric Tons)	64,500	83,600	64,600	129,100	165,500
Cash Flow from Operating activities, Less Cap-X	$ 13.4	$ (1.1)	$ 12.3	$ 25.7	$ (15.0)

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Three and Six Months Ended March 31, 2009 Financial Performance- Cont'd

$ in millions

	March 31, 2009	September 30, 2008	September 30, 2007
Cash	**$ 17.1**	**$ 5.6**	**$ 8.6**
Total Debt	35.2	49.9	57.3
Net Debt	18.1	44.3	48.7
Working Capital, minus cash	**39.7**	**61.4**	**49.3**
Equity	94.5	107.8	91.0
Net Debt-to-capitalization	**16.1%**	**29.1%**	**34.9%**



Net Debt, Equity Position and Net Debt-to-Capitalization
Millions of US$
120.0
100.0
80.0
60.0
40.0
20.0
-
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
September 07
September 08
December 08
March 09
Net Debt
Total Stockholders' Equity
Net Debt to Capitalization

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Debt and Liquidity Summary

(in millions)

Term Debt Maturities
As of March 31, 2009



9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
4.2
7.9
7.1
3.6
2.3
2.0
7.0
Six Months ending September 30, 2009
FY10
FY11
FY12
FY13
FY14
Thereafter

•March 31, 2009 Liquidity

•Cash	$17.1
•Available borrowing capacity	$47.3
•Total liquidity	$64.4

Strong Cash Flow


Cash Flow from Operating and Investing Activities
Millions of $
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
-5.0
($0.1)
$5.1
$8.4
$2.6
$25.7
FY05
FY06
FY07
FY08
FY09*


Net Debt
Millions of $
80.0
60.0
40.0
20.0
0.0
$65.1
$54.6
$44.3
$31.8
$18.1
March 31, 2008
June 30, 2008
September 30, 2008
December 31, 2008
March 31, 2009

*Six months ended March 31, 2009.

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Recent Events

- Derek Bristow, President of ICO Europe, named President of ICO Asia Pacific & Europe in May 2009
  - Started with ICO in 1998 in our New Zealand plant
  - Promoted to general manager of our Italian facility in 2003
  - Promoted to President of ICO Europe in 2004
- Agreement with Chroma Corporation for Rotational Molding Business in June 2009
  - Chroma is a long-standing, respected company in our industry
  - Known for their technology and innovation
  - Adds additional specialty materials to ICO's portfolio

Value Creation Opportunities – FY 2009 and Beyond

- Capitalize on global platform
  - Cultivate global customer relationships
  - Further develop strategic raw material supply relationships
- Grow our business in emerging markets such as India, Brazil and Southeast Asia
- Expand Bayshore product line globally
- Optimize operations in Australia and New Zealand
- Continue product development efforts in all fields we operate, including oilfield service
- Explore potential strategic acquisitions

ICO™

Appendix A – Reconciliation of Non-GAAP Financial Measures

Net Income (Loss) and Income (Loss) Per Share Reconciliation
(In thousands, except per share data)

Three Months Ended:

	March 31, 2009	March 31, 2008	December 31, 2008
Net income (loss) applicable to common stock	$ (3,018)	$ 4,993	$ (1,076)
Goodwill impairment	3,450	-	-
Net income (loss), as adjusted	$ 432	$ 4,993	$ (1,076)
Basic and diluted income (loss) per common share	$ (0.11)	$ 0.18	$ (0.04)
Goodwill impairment	0.13	-	-
Basic and diluted income (loss) per common share, as adjusted	$ 0.02	$ 0.18	$ (0.04)

Six Months Ended:

	March 31, 2009	March 31, 2008
Net income (loss) applicable to common stock	$ (4,094)	$ 8,502
Goodwill impairment	3,450	-
Net income (loss), as adjusted	$ (644)	$ 8,502
Diluted income (loss) per common share	$ (0.15)	$ 0.30
Goodwill impairment	0.13	-
Diluted net income (loss) per common share, as adjusted	$ (0.02)	$ 0.30

Appendix A – Reconciliation of Non-GAAP Financial Measures

Operating Income (Loss) Reconciliation
(In thousands)

Three months ended:	March 31, 2009	March 31, 2008	December 31, 2008
Operating income (loss)	$ (2,316)	$ 8,646	$ (448)
Goodwill impairment	3,450	-	-
Operating income (loss), as adjusted	$ 1,134	$ 8,646	$ (448)

Six Months Ended:	March 31, 2009	March 31, 2008
Operating income (loss)	$ (2,764)	$ 15,142
Goodwill impairment	3,450	-
Operating income (loss), as adjusted	$ 686	$ 15,142

Net Debt Reconciliation ***(In thousands)***	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009
Total debt	$ 68,488	$ 58,463	$ 49,930	$ 42,845	$ 35,212
Less cash and cash equivalents	3,403	3,909	5,589	10,975	17,096
Net debt	$ 65,085	$ 54,554	$ 44,341	$ 31,870	$ 18,116